UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2011

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(File number)	(I.R.S. Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

  Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws

  On January 21, 2011, the board of directors amended two sections of Bank of Marin Bancorp’s Bylaws.  The amendments were effective on January 21, 2011.  The amendment to Section 3.6 amended the timing for holding the annual directors’ meeting.  The amendment to Section 3.8 allows the Company to give notice of special meetings of directors by electronic transmission.  Copies of the amendments are attached to this 8-K as exhibit 3.1 and exhibit 3.2, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.1	Amendment to Section 3.6 of the Bylaws of Bank of Marin Bancorp

3.2	Amendment to Section 3.8 of the Bylaws of Bank of Marin Bancorp

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2011	BANK OF MARIN BANCORP

	By:	/s/ Christina J. Cook
Christina J. Cook
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Section 3.6 of the Bylaws of Bank of Marin Bancorp

3.2	Amendment to Section 3.8 of the Bylaws of Bank of Marin Bancorp